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                                                                    EXHIBIT 10.b


                                                                  EXECUTION COPY




                          REGISTRATION RIGHTS AGREEMENT


                            Dated as of May 13, 1998

                                  by and among

                            Oxford Health Plans, Inc.

                                       and

               Donaldson, Lufkin & Jenrette Securities Corporation
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                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made and entered into as of May 13, 1998 by and among Oxford Health Plans, Inc. (the "Company") and Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser"), who has agreed to purchase the Company's 11% Senior Notes due 2005 (the "Series A Senior Notes") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated May 7, 1998 (the "Purchase Agreement"), by and among the Company and the Initial Purchaser. In order to induce the Initial Purchaser to purchase the Senior Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser as set forth in Section 9(m) of the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1.    DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

         Business Day:  Any day other than a Legal Holiday.

         Closing Date:  The date of this Agreement.

         Commission:  The Securities and Exchange Commission.

         Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Series B Senior Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement as continuously effective and the keeping open of the Exchange Offer for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery, by the Company to the Registrar under the Indenture, of Series B Senior Notes in the same aggregate principal amount as the aggregate principal amount of Series A Senior Notes tendered by Holders thereof pursuant to the Exchange Offer.

         Damages Payment Date: With respect to the Series A Senior Notes, each Interest Payment Date.

         Effectiveness Target Date: As defined in Section 5.
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         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Exchange Offer: The registration by the Company under the Securities Act of the Series B Senior Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities for Series B Senior Notes in an aggregate principal amount equal to the aggregate principal amount of Transfer Restricted Securities tendered in such exchange offer by such Holders.

         Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         Exempt Resales: The transactions in which the Initial Purchaser proposes to sell the Series A Senior Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, to persons who are not U.S. persons, as such term is defined in Regulation S under the Securities Act, in transactions conforming with such Regulation S and to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D under the Act.

         Holders:  As defined in Section 2 hereof.

         Indemnified Holder:  As defined in Section 8(a) hereof.

         Indenture: The Indenture, dated as of May 7, 1998, among the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), pursuant to which the Senior Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

         Initial Purchaser:  As defined in the preamble hereto.

         Interest Payment Date: As defined in the Indenture and the Senior
Notes.

         Investment Agreement: The agreement entered into on February 23, 1998 by and between the Company and TPG Oxford LLC, an affiliate of Texas Pacific Group.

         Legal Holiday: A Saturday, a Sunday or a day on which federal offices or banking institutions in the City of New York, in the city of the Corporate Trust Office of the Trustee, or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         NASD:  National Association of Securities Dealers, Inc.


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         Person: An individual, partnership, corporation, trust or
unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Record Holder: With respect to any Damages Payment Date relating to Senior Notes, each Person who is a Holder of Senior Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

         Registration Default:  As defined in Section 5 hereof.

         Registration Statement: Any registration statement of the Company relating to (a) an offering of Series B Senior Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Securities Act:  The Securities Act of 1933, as amended.

         Senior Notes:  The Series A Senior Notes and the Series B Senior Notes.

         Series B Senior Notes: The Company's 11% Series B Senior Notes due 2005 to be issued pursuant to the Indenture in the Exchange Offer.

         Shelf Filing Deadline:  As defined in Section 4 hereof.

         Shelf Registration Statement:  As defined in Section 4 hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Senior Note, until the earliest to occur of (a) the date on which such Senior Note is exchanged in the Exchange Offer by a Person other than a Broker-Dealer for a Series B Senior Note and is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) following the exchange by a Broker-Dealer in the Exchange Offer of a Senior Note for a Series B Senior Note, the date on which such Series B Senior Note is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (c) the date on which such Senior Note effectively has been registered under the Securities Act and disposed of in accordance


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with the Shelf Registration Statement or (d) the date on which such Senior Note is distributed to the public pursuant to Rule 144 under the Securities Act.

         Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.    HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3.    REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company shall (i) cause to be filed with the Commission the Exchange Offer Registration Statement on or prior to the 270th day after the Closing Date, provided, however, that, in the event the Board of Directors of the Company determines in good faith that an extension of the filing date beyond such 270th day is in the best interest of the Company, the filing day may be extended to the earliest date thereafter to which the Board determines it may be extended consistent with the best interest of the Company, but in no event later than the earlier of the filing of the registration statement required by the Investment Agreement or the 360th day after the Closing Date, (ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Senior Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and
(iv) use its best efforts to issue on or prior to the 30th Business Day after the date on which the Exchange Offer Registration Statement is declared effective (the "Exchange Offer Effectiveness Date") Series B Senior Notes in exchange for all Series A Senior Notes tendered prior thereto in the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Senior Notes to be offered in exchange for the Series A Senior Notes that are Transfer Restricted Securities and to permit resales of Senior Notes held by Broker-Dealers as contemplated by Section 3(c) below.

         (b) The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall

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cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Senior Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Series A Senior Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Series A Senior Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and, consequently, must deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Series B Senior Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Senior Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

         The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Senior Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that such Exchange Offer Registration Statement conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer is Consummated.

         The Company shall promptly provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such one-year period in order to facilitate such resales.

SECTION 4.    SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the Series B Senior Notes or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by


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applicable law (after the procedures set forth in Section 6(a) below have been complied with) or Commission policy or (ii) if any Holder of Transfer Restricted Securities shall notify the Company prior to the 20th Business Day following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Series B Senior Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Series A Senior Notes acquired directly from the Company or one of its affiliates, then the Company shall (x) cause to be filed on or prior to 30 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause (i) above or 30 days after the date on which the Company receives the notice specified in clause (ii) above a shelf registration statement pursuant to Rule 415 under the Securities Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and shall (y) use its best efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the date on which the Company becomes obligated to file such Shelf Registration Statement. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of clause (y) above, or on the Effectiveness Target Date as defined in Section 5 below. The Company shall use its best efforts to keep the Shelf Registration Statement discussed in this
Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Securities Act.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information specified in item 507 of Regulation S-K under the Securities Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the



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information previously furnished to the Company by such Holder not materially misleading.

         (c) Restrictions on Sale of Certain Securities by Others. The Company agrees not to, and to use its best efforts to cause its affiliates not to, offer, sell, contract to sell or grant any option to purchase or otherwise transfer or dispose of any debt security issued by the Company or any security convertible into or exchangeable or exercisable for any such debt security, including a sale pursuant to Rule 144 under the Securities Act, during the 30-day period beginning on the closing date of each Underwritten Offering made pursuant to the Shelf Registration Statement (except as part of such Underwritten Registration).

SECTION 5.    LIQUIDATED DAMAGES

         If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) the Company has failed either to use its best efforts to have such Registration Statement declared effective by the Commission pursuant to Section 3 of this Agreement or to have such Registration Statement declared effective by the Commission prior to the date specified for such effectiveness in Section 4 of this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 Business Days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) subject to the provisions of Section 6(c)(i) below, any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the Company hereby agrees to pay liquidated damages to each Holder of Transfer Restricted Securities, with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of liquidated damages payable to each Holder shall increase by an additional $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder. All accrued liquidated damages shall be paid by the Company on each Damages Payment Date (i) to the Global Note Holder by wire transfer of immediately available funds and (ii) to Holders of Certificated Securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified, as provided in the Indenture. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease.

         All obligations of the Company set forth in the preceding paragraph that are


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outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6.    REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all applicable provisions of
Section 6(c) below, shall use its best efforts to effect such exchange and to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

            (i) If, following the date hereof there has been published a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Series A Senior Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company hereby agrees to take all such other actions as are requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff of such submission.

                   (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Senior Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Senior Notes in its ordinary course of business. Each Holder hereby acknowledges and agrees (X) that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter


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     obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and (Y) that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by
     Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Senior Notes obtained by such Holder in exchange for Series A Senior Notes acquired by such Holder directly from the Company or an Affiliate thereof.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide, if requested by the Commission, a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above,
     (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Series B Senior Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Senior Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Senior Notes received in the Exchange Offer and (C) including any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all of the provisions of
Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

         (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement in order to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Senior Notes by Broker-Dealers), the Company shall:

                    (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be


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     effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company promptly shall file an appropriate amendment to such Registration Statement, in the case of clause
     (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                   (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing,
     (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of


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     such order at the earliest possible time;

                   (iv) furnish to the Initial Purchaser, each of the selling Holders named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof;

                    (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s) in connection with such sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                   (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                  (vii) if requested by any selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, reasonably may request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to any such underwriter(s), the purchase price being paid therefor and any other terms of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such


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     Prospectus supplement or post-effective amendment;

                 (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Senior Notes covered thereby or the underwriter(s), if any;

                   (ix) furnish to each selling Holder and each of the underwriter(s) in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                    (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s) in connection with such sale, if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                   (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by the Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

              (A) furnish to the Initial Purchaser, each selling Holder and each underwriter in connection with such sale, if any, and to each Restricted Broker Dealer in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, upon the effectiveness of the Shelf Registration Statement:

                      (1) a certificate, dated the date of Consummation of the
              Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (x) the President or any Executive Vice President and (y) the principal financial officer of the Company, confirming, as of the date thereof, the matters set forth in paragraphs (a), (b), (f) and (j) of Section 9 of the Purchase Agreement and such other matters as such parties may reasonably request;

                      (2) an opinion, dated the date of Consummation of the
              Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company covering the matters set forth in paragraph (h) of Section 9 of the Purchase Agreement and such other matters as the Holders and/or managing underwriter(s) reasonably may request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchaser's representatives and the Initial Purchaser's counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that on the basis of the foregoing (relying upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), that no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                      (3) customary comfort letters, dated as of the date of
              Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's past and present independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(l) of the Purchase Agreement, without exception;

              (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                  (C) deliver such other documents and certificates as reasonably may be requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

         The provisions of this clause (A) shall be applicable at each closing under such underwriting or similar agreement, as and to the extent required thereunder and, if at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company promptly shall so advise the Initial Purchaser and the underwriter(s) in connection with such sale, if any, and each selling Holder and each Restricted Broker Dealer and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s) in connection with such sale, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                 (xiii) upon the request of any Holder of Series A Senior Notes covered by the Shelf Registration Statement, issue Series B Senior Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Senior Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder, such Series B Senior Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Senior Notes, as the case may be; in return, the Series A Senior Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) cooperate with the selling Holders and the underwriter(s) in connection with such sale, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends, and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s) in connection with such sale, if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities;

                   (xv) use its best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary in order to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  (xvi) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities, and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to Consummate the disposition of such Transfer Restricted Securities;

                  (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to their security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                   (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Senior Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

               (xxi) use its best efforts to cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority of the outstanding shares or aggregate principal amount of Series A Senior Notes, or the underwriters, if any; and

                 (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15(d) of the Exchange Act.

         Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(i) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7.    REGISTRATION EXPENSES

         All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Senior Notes to be issued in the Exchange Offer and printing of

Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Senior Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.


SECTION 8.    INDEMNIFICATION

         (a) The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of each Holder and each controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder") to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus (including any amendments thereof and supplements thereto), or by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are finally judicially determined by a competent court to have been caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to an Indemnified Holder furnished in writing to the Company by such Indemnified Holder expressly for use therein. The Company shall notify each Indemnified Holder promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Holder.

         (b) In case any action or proceeding (including any governmental regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement). Such Indemnified Holder shall have the right to employ its own counsel (in addition to any local counsel) in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Holders, which firm shall be designated by Donaldson, Lufkin & Jenrette Securities Corporation if Donaldson, Lufkin & Jenrette Securities Corporation is then an Indemnified Holder and otherwise by the Holders. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Holder shall have requested an indemnifying party to reimburse the Indemnified Holder for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than twenty business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Holder in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of an Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Holder from all Liabilities arising out of such action, claim, litigation or proceeding.

         (c) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, officers, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to losses, claims, damages, liabilities or expenses incurred in investigating, preparing, pursuing or defending claims and actions directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or omission or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus (including any amendments thereof and supplements thereto) that was made in reliance upon and in conformity with information relating to such Holder furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or Prospectus or any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater than the amount by which the total proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation exceeds the sum of (A) the amount paid by such Holder for such Registrable Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of a claim or action based on such information.

         (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Sections 8(a), 8(b) or 8(c) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Indemnified Holder, as well as any other relevant equitable considerations. The relative benefits received by the Company and any Indemnified Holder shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Senior Notes to the Initial Purchaser (net of discounts but before deducting expenses) received by the Company and (y) the total proceeds received by such Indemnified Holder upon its sale of Transfer Restricted Services which otherwise would give rise to the indemnification obligation, respectively. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Indemnified Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any claim or action. Notwithstanding any other provision of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, an amount in excess of the amount by which the total proceeds received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(d) are several in proportion to the principal amount of Series A Senior Notes held by each of the Holders hereunder and not joint.

SECTION 9. RULE 144A

         The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.



SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

         The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. For any Underwritten Offering, the investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering. Such investment bankers and managers are referred to herein as the "underwriters".

SECTION 12. SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE

         To the fullest extent permitted by applicable law, the Company irrevocably submits to the jurisdiction of any federal or state court in the City, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement (solely in connection with any such suit or proceeding), and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company hereby irrevocably designates and appoints Jeffery Boyd, Esq., 1133 Avenue of the Americas, New York, New York 10036 (the "Process Agent"), as the authorized agent of the Company upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of Jeffery Boyd as such authorized agent shall become effective immediately without any further action on the part of the Company. The Company represents to the Initial Purchaser that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. The Company hereby irrevocably authorizes and directs the Process Agent to accept such service. The Company further agrees that service of process upon the Process Agent and written notice of said service to the Company mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Initial Purchaser or any person controlling the Initial Purchaser or any Indemnified Holder to serve process in any other manner permitted by law. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Company has any outstanding obligations under this Agreement. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of note, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of their obligations under this Agreement, to the extent permitted by law.

SECTION 13. OBLIGATION CURRENCY

         The obligation of the parties to make payments hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the effective receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder, and the party liable to make such payment agrees to indemnify the party which is to receive such payment (as an additional, separate and independent cause of action) for the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due under this Agreement.

SECTION 14. MISCELLANEOUS

         (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that a breach of any of the provisions of this Agreement will cause irreparable injury to the Holders, that monetary damages would not be adequate compensation for any loss incurred by reason of such breach, that the Holders have no adequate remedy by law in respect of such breach and, as a consequence, that each and every provision contained in this Agreement shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert as a defense to the request or granting of specific performance of any such provision that any breach of any such provision does not or would not cause irreparable harm or is or would be compensable by an award of money damages in respect of such breach.

         (b) No Inconsistent Agreements. The Company will not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would be inconsistent with the rights granted to the Holders in this Agreement or otherwise would conflict with the provisions hereof. The Company previously has not entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent in any way with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Adjustments Affecting the Senior Notes. The Company will not take any action, or permit any change to occur, with respect to the Senior Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                    (i) if to a Holder, then at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                   (ii) if to the Company, then:

                      Oxford Health Plans, Inc.
                      800 Connecticut Avenue
                      Norwalk, Connecticut  06854
                      Telecopier No.:  (203) 852-1442
                      Attention:  Jeffery Boyd, Esq.

                      With a copy to:

                      Sullivan & Cromwell
                      125 Broad Street
                      New York, New York  10014
                      Telecopier No.:  (212) 558-3588
                      Attention:  Dan Dunson, Esq.

         All such notices and communications shall be deemed to have been duly given as follows: (A) at the time delivered by hand, if personally delivered;
(B) five Business Days after being deposited in the mail, postage prepaid, if mailed; (C) when answered back, if telexed; (D) when receipt acknowledged, if telecopied; and (E) on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be delivered concurrently to the Trustee, at the address specified in the Indenture, by the Person giving the same.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

OXFORD HEALTH PLANS, INC.


By:
Name:
Title:

Accepted and agreed to as of the date first above written:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By:____________________________
Name:
Title: